SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549

                           FORM 8-K

                        CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                            of 1934

              Date of Report    February 22, 1995


                    BARR LABORATORIES, INC.
    (Exact name of registrant as specified in its charter)





    New York                      1-9860            22-1927534

(State or other jurisdiction    (Commission       (IRS Employer
     of  incorporation)         File Number)    Identification No.)




Two Quaker Road, P.O. Box 2900, Pomona, New York       10970-0519

(Address of principal executive offices)               (Zip code)


                        (914) 362-1100

     (Registrant's telephone number, including area code)
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                    BARR LABORATORIES, INC.


            CURRENT REPORT  dated February 22, 1995


Item 5. Other Events

On February 17, 1995, the Registrant completed the conversion of the entire $10 million principal amount of all outstanding 10.05% Convertible Subordinated Notes to 510,358 common shares of Barr Laboratories stock. The noteholders informed the Registrant that the shares, received for the conversion, were privately placed.




Item 7. Financial Statements, and Exhibits

      (c) Exhibits

     1. Registrant's February 13, 1995 press release announcing that its noteholders had elected to convert the entire $10 million principal amount of all outstanding 10.05%
Convertible Subordinated Notes to common shares of Barr
Laboratories stock.

                    BARR LABORATORIES, INC.


            CURRENT REPORT  dated February 22, 1995


                          SIGNATURES


Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BARR LABORATORIES, INC.












Date:  February 22, 1995     /S/ Paul M. Bisaro
                             Paul M. Bisaro
                             Vice President, Chief Financial
                             Officer,General Counsel and Corporate
                             Secretary

                    BARR LABORATORIES, INC.


            CURRENT REPORT  dated February 22, 1995

                         EXHIBIT INDEX


The following exhibit is filed with this Report:


Exhibit No.                       Description


    99    Registrant's press release dated February 13, 1995.